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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 333-18423) of Kennametal Inc. of our report dated June 25, 2004 relating to the financial statements of The Kennametal Thrift Plan, which appears in this Form 11-K.

                                                 /s/ PricewaterhouseCoopers LLP
                                                 ------------------------------
                                                 PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
June 29, 2004